UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 28, 2011

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-9052	DPL INC. (An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000	31-1163136
1-2385	THE DAYTON POWER AND LIGHT COMPANY (An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000	31-0258470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 28, 2011 (the “Merger Date”), DPL Inc. (“DPL”) completed its merger (the “Merger”) with Dolphin Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of The AES Corporation (“AES”), pursuant to that certain Agreement and Plan of Merger, dated as of April 19, 2011, by and among AES, Merger Sub and DPL (the “Merger Agreement”). As a result, each issued and outstanding share of the common stock, par value $.01 per share, of DPL (the “DPL Common Stock”) (other than shares owned directly or indirectly by AES or Merger Sub or held by DPL or its subsidiaries, which were cancelled as a result of the Merger), including grants of restricted common stock, was automatically cancelled and, other than shares of DPL Common Stock held by shareholders who have validly exercised their appraisal rights under Ohio law, converted into the right to receive $30 in cash (the “Per Share Merger Consideration”), without interest.  DPL is the surviving corporation in the Merger and, as a result of the Merger, is a wholly owned subsidiary of AES. The following events took place in connection with the consummation of the Merger.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Effective on the Merger Date, DPL assumed all obligations with respect to the $450 million aggregate principal amount of 6.50% senior notes due 2016 (the “2016 Notes”) and $800 million aggregate principal amount of 7.25% senior notes due 2021 (the “2021 Notes” and together with the 2016 Notes, the “Notes”) previously issued by Dolphin Subsidiary II, Inc. (“Dolphin II”), a wholly-owned special purpose indirect subsidiary of AES. The Notes were issued in a private offering on October 3, 2011 and the proceeds from the offering were deposited into an escrow account pending the consummation of the Merger. In connection with the consummation of the Merger, the funds were released from the escrow account to fund the consummation, and Dolphin II was merged with and into DPL, with DPL continuing as the surviving company. As a result, DPL assumed all obligations under the Notes and the Notes are no longer subject to the special mandatory redemption provision relating to the consummation of the Merger contained in the indenture (the “Indenture”) relating to the Notes.

Interest on the 2016 Notes accrues at a rate of 6.50% per year and interest on the 2021 Notes accrues at a rate of 7.25% per year.  DPL will pay interest on the notes on April 15 and October 15 of each year, beginning April 15, 2012. Prior to September 15, 2016 with respect to the 2016 Notes or July 15, 2021 with respect to the 2021 Notes, DPL may redeem some or all of the 2016 Notes or 2021 Notes at par, plus a “make-whole” amount set forth in the indenture and accrued and unpaid interest.  At any time on or after September 15, 2016 or July 15, 2021 with respect to the 2016 Notes and 2021 Notes, respectively, DPL may redeem some or all of the 2016 Notes or 2021 Notes at par plus accrued and unpaid interest.

The foregoing description of the Notes is only a summary and is qualified in its entirety by reference to the Indenture, a copy of which is attached as Exhibit 4.1 to AES’ Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2011 and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 28, 2011, DPL notified the New York Stock Exchange (the “NYSE”) that the Merger had been consummated, and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to report that the shares of DPL Common Stock and the related Preferred Share Purchase Rights are no longer listed on the NYSE.  Additionally, DPL intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting the suspension of reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders

Pursuant to the Merger Agreement, (i) each share of DPL Common Stock outstanding immediately prior to the effective time of the Merger was automatically cancelled and, other than shares owned directly or indirectly by AES or Merger Sub or held by DPL or its subsidiaries or by shareholders who have validly exercised their appraisal rights under Ohio law, converted into the right to receive consideration of $30 in cash, without interest and (ii) each restricted stock award, each restricted stock unit award and each performance share unit award was converted into the right to receive consideration of $30 in cash, without interest, multiplied by the number of shares of DPL Common Stock denominated thereby.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to DPL’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2011 and which is incorporated herein by reference.

The disclosure provided under Item 5.03 below is incorporated by reference herein.

Item 5.01	Changes in Control of the Registrant

As a result of the Merger, a change of control of DPL occurred, and DPL became a wholly owned subsidiary of AES. The disclosure under Item 3.03 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective upon completion of the Merger, each member of DPL’s Board of Directors (the “DPL Board”) resigned as a director of DPL. These resignations were not a result of any disagreements between DPL and the directors on any matter relating to DPL’s operations, policies or practices. Upon completion of the Merger, Andrew Vesey, Richard Santoroski, Brian Miller and Mary Stawikey, the directors of Merger Sub immediately prior to the Merger, became the directors of DPL.

On November 28, 2011, each member of DP&L’s Board of Directors (the “DP&L Board”) resigned as a director of DP&L. These resignations were not a result of any disagreements between DP&L and the directors on any matter relating to DP&L’s operations, policies or practices. Effective on November 28, 2011, Andrew Vesey, Richard Santoroski, Brian Miller, Vincent Mathis, Victoria Harker, Ken Zagzebski, Gardner Walkup, Bernerd DaSantos and Britaldo Soares, became the directors of DP&L.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Upon completion of the Merger, the Amended Articles of Incorporation of Merger Sub became the Articles of Incorporation of DPL, as the surviving corporation in the Merger.  On November 28, 2011, the DPL Board adopted the Amended Regulations of Merger Sub as the Amended Regulations of DPL.  Copies of the Amended Articles of Incorporation and Regulations are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

As a result of the completion of the Merger, DPL is withdrawing its previously announced 2011 earnings guidance, which should no longer be relied upon.  Effective on the Merger Date, DPL will no longer provide or update earnings guidance for future quarterly and annual periods.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 19, 2011, by and among The AES Corporation, DPL Inc. and Dolphin Sub, Inc. (incorporated by reference to DPL’s Form 8-K filed April 20, 2011, Exhibit 2.1, File No. 1-09052)

3.1	Amended Articles of Incorporation of DPL Inc.

3.2	Amended Regulations of DPL Inc.

4.1
Indenture, dated October 3, 2011, between Dolphin Subsidiary II, Inc. and Wells Fargo Bank, National Association (incorporated by reference to AES’s Form 8-K filed October 5, 2011, Exhibit 4.1, File No. 1-12291)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc. The Dayton Power and Light Company

Date: November 28, 2011	By:	/s/ Arthur G. Meyer
Name: Arthur G. Meyer
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 19, 2011, by and among The AES Corporation, DPL Inc. and Dolphin Sub, Inc. (incorporated by reference to DPL’s Form 8-K filed April 20, 2011, Exhibit 2.1, File No. 1-09052)

3.1	Amended Articles of Incorporation of DPL Inc.

3.2	Amended Regulations of DPL Inc.

4.1
Indenture, dated October 3, 2011, between Dolphin Subsidiary II, Inc. and Wells Fargo Bank, National Association (incorporated by reference to AES’s Form 8-K filed October 5, 2011, Exhibit 4.1, File No. 1-12291)